SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                          Commission file number 1-6064
                                                 ------


       Date of Report (Date of earliest event reported) December 29, 1995
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                                ALEXANDER'S, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                                              51-01-00517
         --------                                              -----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)


           PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY    07663
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             (Address of principal executive offices)        (Zip Code)


       (Registrant's telephone number, including area code) (201) 587-8541
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.      OTHER EVENTS


         On December 29, 1995, Alexander's announced that it has completed a tax certiorari proceeding with the City of New York regarding the Kings Plaza Shopping Center property.

         A copy of the press release of Alexander's, dated December 29, 1995, relating to the above-described matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (c) The following exhibits are filed as part of this report on Form 8-K:

                     Exhibit 99.1            Press Release by Alexander's, Inc.
                                             dated December 29, 1995.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 3, 1996                     ALEXANDER'S, INC.


                                             /s/ Joseph Macnow
                                             ________________________________
                                             Title:   Vice President --
                                                      Chief Financial Officer




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